UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central Europe, Russia and Turkey Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

 New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

The Central Europe, Russia and Turkey Fund, Inc.

Ticker Symbol: CEE

Contents

3 Letter to the Shareholders

8 Outlook Interview with the Portfolio Manager

10 Performance Summary

12 Schedule of Investments

17 Statement of Assets and Liabilities

18 Statement of Operations

19 Statement of Changes in Net Assets

20 Financial Highlights

21 Notes to Financial Statements

29 Additional Information

31 Privacy Statement

The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Central Europe. Potential developments in the Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value or liquidity of the Fund's portfolio.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the fiscal half year ended April 30, 2016, the Central Europe, Russia and Turkey Fund, Inc. delivered a total return in U.S. dollars USD of 7.33% based on net asset value (NAV) and 4.40% based on market price. The Fund’s benchmark, the MSCI Emerging Markets Europe ex Greece Index, returned 8.80% during the same period.1 The Fund's benchmark was changed on March 1, 2016 from the MSCI Emerging Markets Europe Index to the MSCI Emerging Markets Europe ex Greece Index, as the Fund's Advisor believes that the MSCI Emerging Markets Europe ex Greece Index is a more appropriate benchmark for the Fund because the Fund no longer invests in Greece.2 The MSCI Emerging Markets Europe Index returned 6.36% over the six-month period. The Fund’s discount to NAV averaged 12.23% for the period in review, compared with 10.27% for the same period a year earlier.

Emerging European equities indices ended the reporting period outperforming developed markets, which had been supported by a weakening USD.3 Emerging European currencies were in the process of stabilizing and commodities appeared to have found a floor. The biggest outperformer in the region was Hungary, gaining 28.9% (BUX Index in USD terms).4 Russia and Turkey posted absolute positive performances of 13.5% (RTS Index in USD terms) and 14.0% (XU100 Index in USD terms), respectively, and Poland lost 7.0% (WIG20 Index in USD terms).5,6,7

During the course of the reporting period, Russian equities recovered strongly from January lows, driven by a recovery in oil prices as well as the appreciation of the RUB (Russian ruble). The major drivers behind the current oil price increase have been expectations of a production freeze by major oil-exporting countries and declining U.S. oil production. Domestically, there are indications of some stabilization of the macroeconomic environment in Russia as industrial production and construction have entered positive territory. However, gross domestic product (GDP) growth is likely to remain negative in 2016 and retail sales and real wages are still declining in year-over-year terms.8 Individual stock and sector performances mirrored this trend, as the consumer sector underperformed, while exporters outperformed the market. In order to raise the cash needed to cover the budget gap, the Russian government passed a decree in April saying that state-owned companies are required to pay 50% of their earnings as dividends. The Russian equity market is offering a solid dividend yield, and we believe investing in dividend-rich companies is a good strategy in the current yield environment.

In Turkey, the macro data has been improving. The current account deficit decreased from 5.8% of GDP in 2014 to 4.6% of GDP in 2015, and could reach 4% at the end of the year (depending on commodity price levels and tourism). The Central Bank for the Republic of Turkey ("CBRT") has cut its upper end by 75 bps in the last two months, from 10.75% to 10%. However, downside risks to economic growth are again increasing with the return of political risks. At the beginning of May, the Turkish Prime Minister Ahmet Davutoglu stepped down. In Poland, equities have again been under pressure, driven mainly by the political agenda of the new government. The Polish government has already implemented a bank asset tax and is currently trying to determine the extent to which banks must participate in the losses of foreign exchange mortgage loans.9 Thus, the banking stocks with exposure to Swiss franc-denominated mortgage loans suffered most. Another underperforming sector was utilities, which could come under considerable political influence in the coming months, when strategic decisions regarding the struggling coal mining sector are made. The dividends at utility companies could decrease or disappear depending on the potential investments they may be forced to fund.

Hungarian equities again benefited from strong consumer confidence and private consumption, which is driven by a low unemployment rate, low inflation and low interest rates. Furthermore, it is believed the market could benefit this year from a possible upgrade of Hungary's sovereign debt rating to investment grade.10

Ten Largest Equity Holdings at April 30, 2016 (47.4% of Net Assets)	Country	Percent of Net Assets
1. Gazprom PAO	Russia	11.1%
2. Lukoil PJSC	Russia	8.8%
3. Sberbank of Russia PJSC	Russia	8.0%
4. Novatek OAO	Russia	4.5%
5. Magnit PJSC	Russia	3.0%
6. Turkiye Garanti Bankasi AS	Turkey	2.7%
7. Powszechny Zaklad Ubezpieczen SA	Poland	2.7%
8. MMC Norilsk Nickel PJSC	Russia	2.6%
9. Haci Omer Sabanci Holding AS	Turkey	2.0%
10. Rosneft OAO	Russia	2.0%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 12. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

In Russia there are indications that the macroeconomic environment is stabilizing, but GDP growth is likely to stay negative in 2016. In the coming quarters, we will be watching for signs of consumer spending stabilization as well as for progress on announced privatization plans. In Russia, we employ two major stock selection themes, both related to quality: investing in companies that can increase their market share in crises and investing in companies that pay attractive dividends.

In Turkey, as a result of the Russian sanctions and recent terrorist attacks, the decline in tourism revenues is likely to have a negative impact on both GDP growth and the current account balance. On the domestic political front, volatility may increase, as the referendum on constitutional changes is still on the agenda and a new CBRT governor has just been appointed in April. While the U.S. Federal Reserve Board's postponement of rate hikes and further monetary stimulus by the European Central Bank can provide economic support to Turkey, political risks are again emerging.

In Poland, we still expect a very solid macroeconomic environment. The economy continues to power ahead and labor market conditions continue to tighten. The 500 PLN child subsidy program should trigger a further increase in private consumption.11 However, political decisions are not yet allowing investors to see favorable earnings outcomes of the listed companies. We continue to stay cautious in Poland.

Sincerely,

Christian Strenger Chairman	Sylwia Szczepek Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The MSCI Emerging Markets Europe ex Greece Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe (excluding Greece). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe ex Greece Index.

2 The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe Index.

3 The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI World Index.

4 The BUX Index is the official stock market index of blue-chip shares listed on the Budapest Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the BUX Index.

5 The RTS Index is the capital-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and most dynamically developing Russian issuers presented on the Moscow Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the RTS Index.

6 The Istanbul Stock Exchange National 100 Index (XU100 Index) is a capitalization-weighted index that tracks the performance of 100 companies selected from the National Market, real estate investment trusts and venture capital investment trusts listed on The Istanbul Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the XU100 Index.

7 The WIG20 Index is a capitalization-weighted stock market index of the 20 largest companies on the Warsaw Stock Exchange. The WIG20 Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the WIG20 Index.

8 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country during a specific time period.

9 The Forex (FX) is the market in which currencies are traded. The forex market is the largest, most liquid market in the world, with average traded values that can be trillions of dollars per day.

10 Sovereign debt refers to bonds issued by a national government.

11 500 PLN per child is a program in Poland which gives an allowance to eligible families to defray basic costs such as those for education.

Outlook Interview with the Portfolio Manager (Unaudited)

Portfolio Manager

Sylwia Szczepek, Vice President

Portfolio Manager since December 22, 2014.

Question: What may be expected in Russia in a lower-for-longer oil price environment?

Answer: It appears that the Russian leadership is finally realizing that oil prices might stay low for a longer time than anticipated. The discussion has intensified about which reforms to implement and when to implement them. Former Finance Minister Alexei Kudrin, regarded as a liberal reformer, had been recruited to draft a new economic strategy. Indeed, anemic growth of 1% to 2% with current policies should not satisfy President Vladimir Putin. We believe that state withdrawal from the economy, where it controls more than 60%, would promote growth and be positive for the stock market. We believe that progress in this regard is likely in the long term. There are going to be parliamentary elections in September, followed by the presidential elections in 2018. It is unlikely that any painful reforms will happen until both elections have passed.

Question: Are lower inflation numbers likely to remain in Turkey if oil maintains its current level?

Answer: Year-end CPI inflation expectations for this year hover at around 8%.1 However, every 10% change in the oil price has an approximate 0.5 percentage point impact on inflation. One additional thing to keep in mind is the domestic natural gas price. The oil price, which is one of the main determinants of natural gas prices, came down from around USD 120 to USD 40 over the last two years, but Turkey did not see a cut in domestic natural gas prices. If a price cut is delivered, it could exert downward pressure on inflation figures. Every 10% cut in natural gas reduces headline consumer price inflation by around 0.2 percentage points. It is also worth noting that energy currently has an 11% share in the CPI basket, and if the TRY (Turkish lira) keeps on depreciating, its ability to keep inflation low will be very limited. In short, even if oil prices remain at these levels, it will be difficult for Turkey to maintain this lower inflation figure in the absence of solutions to structural problems.

Question: Is domestic consumption the key investment theme for the Polish equity market in 2016?

Answer: Yes. We believe that GDP growth is likely to be strong this year, with a high share of private consumption. Domestic economic growth should also benefit from the all-time peak in employment, rising disposable income related to increasing wages (6% year-over-year growth) and low interest rates. In addition to this, the 500 PLN per child subsidy should boost household consumption. New housing unit sales are growing at 16% year-over-year, exceeding their 2007 peak, and new car sales are growing at 18% year-over-year. Consumer stocks should benefit most from this development.

1 CPI measures changes in the price level of a market basket of consumer goods and services purchased by households. Inflation is a sustained increase in the general price level of goods and services in an economy over a period of time.

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

Performance Summary April 30, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Central Europe, Russia and Turkey Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/16
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	7.33%	(10.40)%	(10.90)%	(3.88)%
Market Price(a)	4.40%	(13.95)%	(11.79)%	(4.49)%
MSCI Emerging Markets Europe ex Greece Index(b)	8.80%	(8.88)%	(10.02)%	(4.26)%
MSCI Emerging Markets Europe Index(c)	6.36%	(11.65)%	(11.21)%	(4.89)%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2016 was 1.43%.

b The MSCI Emerging Markets Europe ex Greece Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe (excluding Greece).

c The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe.

On March 1, 2016, the Board of Directors approved a change in the benchmark index for the Fund from MSCI Emerging Markets Europe Index to MSCI Emerging Markets Europe ex Greece Index. The Fund's Advisor believes the MSCI Emerging Markets Europe ex Greece Index is a more appropriate benchmark for the Fund.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Emerging Markets Europe Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 4/30/16	As of 10/31/15
Net Asset Value	$ 22.26	$ 21.37
Market Price	$ 19.24	$ 18.99

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 4/30/16: Income	$ .49
Capital Gains	$ —

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of April 30, 2016 (Unaudited)

	Shares	Value ($)

Russia 52.4%
Common Stocks 48.4%
Commercial Banks 7.8%
Bank St Petersburg PJSC*	2,180,620	1,766,520
Sberbank of Russia PJSC*	2,000,000	3,820,200
Sberbank of Russia PJSC (ADR)*	1,050,000	8,416,800
		14,003,520
Diversified Financial Services 1.1%
Moscow Exchange MICEX-RTS PJSC	1,300,000	2,053,090
Diversified Telecommunication Services 0.7%
Rostelecom PJSC*	800,000	1,218,240

Food & Staples Retailing 5.2%
Magnit PJSC	38,500	5,358,126
Magnit PJSC (GDR) (Registered)	45,000	1,557,000
X5 Retail Group NV (GDR) (Registered)*	120,003	2,376,059
		9,291,185
Metals & Mining 2.5%
MMC Norilsk Nickel PJSC (ADR)†	315,000	4,614,750
Oil, Gas & Consumable Fuels 28.3%
Gazprom PAO (ADR)	3,883,774	20,040,274
Lukoil PJSC (ADR)	375,000	15,881,250
Novatek OAO (GDR) (Registered)	85,000	8,160,000
Rosneft OAO (GDR) (Registered)	650,000	3,549,000
Tatneft PAO (ADR)	30,000	940,350
Tatneft PAO (ADR)	75,000	2,351,250
		50,922,124
Wireless Telecommunication Services 2.8%
MegaFon PJSC (GDR) (Registered)	224,496	2,581,704
Mobile Telesystems PJSC (ADR)†	260,527	2,409,875
		4,991,579

Preferred Stocks 4.0%
Commercial Banks 1.1%
Sberbank of Russia PJSC (Cost $2,565,442)*	1,600,000	2,077,920

Oil, Gas & Consumable Fuels 2.9%
AK Transneft OAO (Cost $1,906,145)*	700	2,166,583
Surgutneftegas OAO (Cost $2,813,276)*	4,600,000	2,986,780
		5,153,363
Total Russia (Cost $88,200,241)		94,325,771

Turkey 20.1%
Common Stocks
Airlines 1.4%
Turk Hava Yollari AO*	1,015,000	2,505,635
Beverages 1.8%
Anadolu Efes Biracilik ve Malt Sanayii AS	120,000	944,510
Coca-Cola Icecek AS	157,778	2,316,629
		3,261,139
Chemicals 0.5%
Gubre Fabrikalari TAS	400,000	818,575
Commercial Banks 7.3%
Akbank TAS	528,008	1,624,582
Turkiye Garanti Bankasi AS*	1,600,000	4,934,349
Turkiye Halk Bankasi AS*	885,000	3,403,724
Turkiye Is Bankasi*	1,079,748	1,896,735
Turkiye Vakiflar Bankasi TAO*	700,000	1,237,165
		13,096,555
Distributors 1.0%
Dogus Otomotiv Servis ve Ticaret AS†	400,000	1,728,740
Diversified Financial Services 2.0%
Haci Omer Sabanci Holding AS	1,000,000	3,613,466
Food Products 0.8%
Ulker Biskuvi Sanayi AS	170,000	1,355,086
Gas Utilities 1.5%
Aygaz AS	650,000	2,681,299
Industrial Conglomerates 1.2%
KOC Holding AS	425,000	2,224,518
Metals & Mining 0.4%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS†	1,500,000	794,247
Oil, Gas & Consumable Fuels 0.9%
Tupras Turkiye Petrol Rafinerileri AS	61,022	1,612,277
Wireless Telecommunication Services 1.3%
Turkcell Iletism Hizmetleri AS*	550,000	2,380,952

Total Turkey (Cost $35,297,754)		36,072,489

Poland 12.9% Common Stocks
Commercial Banks 4.0%
Bank Pekao SA*	50,000	2,032,068
Bank Zachodni WBK SA*†	32,500	2,258,835
Powszechna Kasa Oszczednosci Bank Polski SA*	455,772	2,918,372
		7,209,275
Diversified Telecommunication Services 1.0%
Orange Polska SA	1,100,000	1,791,099
Electric Utilities 1.1%
PGE Polska Grupa Energetyczna SA	593,000	2,046,005
Insurance 2.7%
Powszechny Zaklad Ubezpieczen SA	535,000	4,834,607
Media 1.3%
Cyfrowy Polsat SA*	370,000	2,351,728
Oil, Gas & Consumable Fuels 2.0%
Grupa Lotos SA*	100,000	776,964
Polski Koncern Naftowy Orlen SA†	155,000	2,789,594
		3,566,558
Textiles, Apparel & Luxury Goods 0.8%
CCC SA	30,000	1,335,079
Total Poland (Cost $26,618,061)		23,134,351

Hungary 4.0%
Common Stocks
Commercial Banks 1.1%
OTP Bank PLC	75,000	1,986,509
Oil, Gas & Consumable Fuels 1.7%
MOL Hungarian Oil & Gas PLC	51,607	3,154,393

Pharmaceuticals 1.2%
Richter Gedeon Nyrt	105,000	2,086,894
Total Hungary (Cost $5,040,272)		7,227,796

Czech Republic 1.7%
Common Stocks
Electric Utilities 1.7%
CEZ AS (Cost $3,863,410)	160,000	3,124,429

Austria 1.1% Common Stocks
Commercial Banks 1.1%
Raiffeisen Bank International AG* (Cost $1,807,044)	120,000	1,916,580

Kazakhstan 0.7% Common Stocks
Metals & Mining 0.7%
GoldBridges Global Resources PLC* (Cost $1,824,443)	50,000,000	1,207,965

Securities Lending Collateral 4.5%
Daily Assets Fund "Capital Shares", 0.49% (Cost $8,150,942) (a) (b)	8,150,942	8,150,942

Cash Equivalents 5.8%
Central Cash Management Fund, 0.37% (Cost $10,384,727) (b)	10,384,740	10,384,727

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,186,894)**	103.2	185,545,050
Other Assets and Liabilities, Net	(3.2)	(5,730,075)
Net Assets	100.0	179,814,975

* Non-income producing security.

** The cost for federal income tax purposes was $186,625,791. At April 30, 2016, net unrealized depreciation for all securities based on tax cost was $1,080,741. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,736,575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,817,316.

† All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2016 amounted to $7,763,542, which is 4.3% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

PJSC: Public Joint Stock Company

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Russia	$ 94,325,771	$ —	$ —	$ 94,325,771
Turkey	36,072,489	—	—	36,072,489
Poland	23,134,351	—	—	23,134,351
Hungary	7,227,796	—	—	7,227,796
Czech Republic	3,124,429	—	—	3,124,429
Austria	1,916,580	—	—	1,916,580
Kazakhstan	1,207,965	—	—	1,207,965
Short-Term Instruments (c)	18,535,669	—	—	18,535,669
Total	$ 185,545,050	$ —	$ —	$ 185,545,050

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $162,651,225) — including $7,763,542 of securities loaned	$ 167,009,381
Investment in Central Cash Management Fund (cost $10,384,727)	10,384,727
Investment in Daily Assets Fund (cost $8,150,942)*	8,150,942
Total investments, at value (cost $181,186,894)	185,545,050
Foreign currency, at value (cost $293,294)	298,359
Receivable for investments sold	2,810,775
Dividends receivable	94,012
Foreign taxes recoverable	3,026
Interest receivable	13,165
Other assets	26,092
Total assets	188,790,479
Liabilities
Payable upon return of securities loaned	8,150,942
Payable for investments purchased	338,419
Investment advisory fee payable	103,296
Payable for Fund shares repurchased	86,673
Administration fee payable	30,990
Payable for Directors' fees and expenses	30,966
Accrued expenses and other liabilities	234,218
Total liabilities	8,975,504
Net assets	$ 179,814,975
Net Assets Consist of
Distributions in excess of net investment income	(534,725)
Accumulated net realized loss on investments and foreign currency	(45,684,495)
Net unrealized appreciation (depreciation) on: Investments	4,358,156
Foreign currency	6,056
Paid-in capital	221,669,983
Net assets	$ 179,814,975
Net Asset Value
Net assets value per share ($179,814,975 ÷ 8,077,917 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 22.26

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $246,821)	$ 1,425,603
Income distributions — Central Cash Management Fund	13,219
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	47,535
Total investment income	1,486,357
Expenses: Investment advisory fee	580,895
Administration fee	160,481
Custody and accounting fee	138,104
Services to shareholders	4,856
Reports to shareholders and shareholder meeting expenses	20,360
Directors' fees and expenses	70,073
Legal fees	69,579
Audit and tax fees	48,828
NYSE listing fee	11,204
Insurance	20,097
Miscellaneous	20,820
Net expenses	1,145,297
Net investment income	341,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,969,319)
Foreign currency	19,413
Net realized gain (loss)	(17,949,906)
Change in net unrealized appreciation (depreciation) on: Investments	28,427,035
Foreign currency	(11,353)
Change in net unrealized appreciation (depreciation)	28,415,682
Net gain (loss)	10,465,776
Net increase (decrease) in net assets resulting from operations	$ 10,806,836

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income (loss)	$ 341,060	$ 3,734,711
Net realized gain (loss)	(17,949,906)	(15,648,675)
Change in net unrealized appreciation (depreciation)	28,415,682	(36,420,518)
Net increase (decrease) in net assets resulting from operations	10,806,836	(48,334,482)
Distributions to shareholders from: Net investment income	(3,954,677)	(8,829,817)
Net realized gains	—	—
Total distributions to shareholders	(3,954,677)	(8,829,817)
Capital share share transactions: Net proceeds from reinvestment of dividends	909,950	1,940,138
Shares accepted for tender	—	(9,363,000)
Shares repurchased	(2,656,586)	(18,076,394)
Net increase (decrease) in net assets from capital share transactions	(1,746,636)	(25,499,256)
Total increase (decrease) in net assets	5,105,523	(82,663,555)
Net assets at beginning of period	174,709,452	257,373,007
Net assets at end of period (including distributions in excess of net investment income of $534,725 and undistributed net investment income of $3,078,892, as of April 30, 2016 and October 31, 2015, respectively)	$ 179,814,975	$ 174,709,452
Other Information
Shares outstanding at beginning of period	8,174,042	9,346,095
Shares reinvested	56,912	96,862
Shares accepted for tender	—	(433,673)
Shares repurchased	(153,037)	(835,242)
Shares outstanding at end of period	8,077,917	8,174,042

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 4/30/16 (Unaudited)		Years Ended October 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 21.37	$ 27.54	$ 37.91	$ 36.35	$ 38.13	$ 43.81
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.43	.43	.68	.75	.47
Net realized and unrealized gain (loss) on investments and foreign currency	1.32	(5.86)	(8.62)	1.69	(.08)	(6.00)
Total from investment operations	1.36	(5.43)	(8.19)	2.37	.67	(5.53)
Less distributions from: Net investment income	(.49)	(.97)	(.78)	(.73)	(.37)	(.26)
Net realized gains	—	—	(1.71)	(.35)	(2.12)	—
Total distributions	(.49)	(.97)	(2.49)	(1.08)	(2.49)	(.26)
Accretion resulting from tender offer	—	.02	.06	.07	—	—
Dilution in net asset value from dividend reinvestment	(.02)	(.02)	(.08)	(.04)	(.10)	—
Increase resulting from share repurchases	.04	.23	.33	.24	.14	.11
Net asset value, end of period	$ 22.26	$ 21.37	$ 27.54	$ 37.91	$ 36.35	$ 38.13
Market value, end of period	$ 19.24	$ 18.99	$ 24.36	$ 34.22	$ 32.98	$ 34.47
Total Investment Return for the Period[b]
Based upon market value (%)	4.40**	(18.25)	(22.31)	6.92	2.97	(12.68)
Based upon net asset value (%)	7.33**	(18.63)	(20.65)	7.35	2.63	(12.43)
Ratios to Average Net Assets
Total expenses (%)	1.43*	1.37	1.31	1.19	1.19	1.11
Net investment income (%)	.21**	1.84	1.37	1.86	2.11	1.05
Portfolio turnover (%)	30**	82	93	59	31	33
Net assets at end of period ($ thousands)	179,815	174,709	257,373	425,596	477,404	505,929

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended April 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended April 30, 2016, the Fund had securities on loan, which were classified as common stock in the Schedule of Investments.. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2015, the Fund had $22,637,000 of capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2016, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.72% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DSC aggregated $4,856, of which $500 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $5,430, of which $5,429 is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended April 30, 2016, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of either DIMA or Deutsche AM International GmbH.

The Fund pays each Director who is not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2016 were $46,232,287 and $51,120,549, respectively.

E. Investing in Emerging Markets Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Central Europe. Potential developments in the Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value or liquidity of the Fund's portfolio.

F. Capital

During the six months ended April 30, 2016 and the year ended October 31, 2015, the Fund purchased 153,037 and 835,242 of its shares of common stock on the open market at a total cost of $2,656,586 and $18,076,394 ($17.36 and $21.64 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV per share at the time of purchase was 10.78% and 10.15%, respectively.

During the year ended October 31, 2015, the Fund accepted 433,673 tendered shares of common stock at a total cost of $9,363,000 at a repurchase price of $21.59 per share, which was equal to 98% of the NAV per share on July 27, 2015. During the year ended October 31, 2014, the Fund accepted 566,397 tendered shares of common stock at a total cost of $15,660,877 at a repurchase price of $27.65 per share, which was equal to 98% of the NAV per share on March 18, 2014. In addition, during the year ended October 31, 2014, the Fund also accepted 504,456 tendered shares of common stock at a total cost of $15,073,145 at a repurchase price of $29.88 per share, which was equal to 98% of the NAV per share on September 10, 2014.

During the six months ended April 30, 2016 and the year ended October 31, 2015, the Fund issued for dividend reinvestment 56,912 and 96,862 shares, respectively. The average discount of these issued shares comparing the issue price to NAV per share at the time of the issuance was 11.37% and 10.14%, respectively.

G. Share Repurchases and Tender Offers

On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,010,000 shares during the period from August 1, 2014 through July 31, 2015. On April 27, 2015, the Fund announced that the Board of Directors approved a 100,000 share increase in the repurchase authorization permitting the Fund to repurchase up to 1,110,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 1,008,078 shares between August 1, 2014 and July 31, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 867,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 218,779 shares between August 1, 2015 and April 30, 2016.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund would initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of NAV. The terms of the Discount Management Program required the Fund to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during a fifteen-week measurement period determined by the Board of Directors. During the measurement period that commenced on January 12, 2015 and expired on April 24, 2015, the Fund's shares traded at an average discount to NAV of 10.01%. Therefore, the Fund conducted a tender offer which commenced on June 25, 2015 and expired on July 24, 2015. The Fund accepted 433,673 tendered shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on July 27, 2015. Approximately 5,792,342 shares of common stock, or approximately 68% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 7% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $21.59 per share, which was equal to 98% of the NAV per share on July 27, 2015.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2016, there were three shareholders that held approximately 20%, 14% and 8%, respectively, of the outstanding shares of the Fund.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and Deutsche AM International GmbH. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The Central Europe, Russia and Turkey Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	33,037	$ 18.97	33,037	768,221
December 1 through December 31	16,500	$ 17.04	16,500	751,721
January 1 through January 31	25,100	$ 15.27	25,100	726,621
February 1 through February 29	34,500	$ 15.90	34,500	692,121
March 1 through March 31	18,600	$ 17.90	18,600	673,521
April 1 through April 30	25,300	$ 19.01	25,300	648,221

Total	153,037	$ 17.36	153,037

On July 27, 2015 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 867,000 shares during the period August 1, 2015- July 31, 2016. The Fund repurchased 218,779 shares between August 1, 2015 and March 31, 2016.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe, Russia and Turkey Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016